Casella Waste Systems, Inc. Investor Update April 1, 2020 1

Safe Harbor Statement Certain matters discussed in this presentation, including, but not limited to, the these programs; the Company's need to service its indebtedness may limit its ability to statements regarding the Company’s intentions, beliefs or current expectations invest in its business; the Company may be unable to reduce costs or increase pricing concerning, among other things, the Company’s financial performance; financial or volumes sufficiently to achieve estimated Adjusted EBITDA and other targets; condition; operations and services; prospects; growth; strategies; and guidance for landfill operations and permit status may be affected by factors outside the Company's fiscal 2020, are “forward-looking statements” intended to qualify for the safe harbors control; the Company may be required to incur capital expenditures in excess of its from liability established by the Private Securities Litigation Reform Act of 1995. estimates; the Company's insurance coverage and self-insurance reserves may be These forward-looking statements can generally be identified as such by the context inadequate to cover all of its significant risk exposures; fluctuations in energy pricing of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” or the commodity pricing of its recyclables may make it more difficult for the Company “may,” “would,” “intend,” “estimate,” "will," “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based to predict its results of operations or meet its estimates; the Company may be unable on current expectations, estimates, forecasts and projections about the industry and to achieve its acquisition or development targets on favorable pricing or at all; and the markets in which the Company operates and management’s beliefs and Company may incur environmental charges or asset impairments in the future. assumptions. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the There are a number of other important risks and uncertainties that could cause the forward-looking statements made. Such forward-looking statements, and all phases Company's actual results to differ materially from those indicated by such forward- of the Company's operations, involve a number of risks and uncertainties, any one looking statements. These additional risks and uncertainties include, without limitation, or more of which could cause actual results to differ materially from those described those detailed in Item 1A, “Risk Factors” in the Company's Form 10-K for the fiscal in its forward-looking statements. year ended December 31, 2019, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Such risks and uncertainties include or relate to, among other things: it is hard to predict the duration and severity of COVID-19 and its negative effect on the The Company undertakes no obligation to update publicly any forward-looking economy, our operations and financial results; policies adopted by China and other statements whether as a result of new information, future events or otherwise, except countries will further restrict imports of recyclable materials into those countries and as required by law. have a further material impact on the Company’s financial results; the capping and closure of the Southbridge Landfill and the pending litigation relating to the Southbridge Landfill, the lawsuit relating to odors at the Ontario County Landfill, and the lawsuit relating to the North Country landfill could result in material unexpected costs; the withdrawal and expected refiling of the Company's permit application for expansion airspace at the North Country landfill could result in construction delays and could result in material unexpected losses if rejected; adverse weather conditions may negatively impact the Company's revenues and its operating margin; the Company may be unable to increase volumes at its landfills or improve its route profitability; the economics of recycling programs may cause municipalities to reconsider the viability of continuing 2

Casella Waste Systems - Overview Casella Operations Revenue ($mm) Provides integrated solid waste, recycling & resource management services across six $743.3 northeast states. $660.7 $599.3 $565.0 Casella Service Area $546.5 44 Collection Operations $525.9 20 Recycling Facilities 9 Disposal Facilities 4 Landfill Gas-to-Energy 58 Transfer Stations CYE CYE CYE CYE CYE CYE 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 Adj. EBITDA ($mm) & Margin (1) 21.5% 21.3% 20.9% 21.1% 18.4% 19.4% $156.5 $138.0 $129.0 $120.6 $106.1 $96.8 ____________________ (1) Please refer to the appendix for further information and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, which is Net Income (Loss). Net loss was ($29.1mm) for the calendar CYE CYE CYE CYE CYE CYE year ended 12/31/14, ($11.8mm) for the calendar year ended 12/31/15, ($6.9mm) for the calendar year 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 ended 12/31/16, and ($21.8mm) for the calendar year ended 12/31/17. Net income was $6.4mm for the calendar year ended 12/31/18 and $31.7 for the calendar year ended 12/31/19. 3

How we are managing through COVID-19 How we are managing through the COVID-19 pandemic. • Waste management classified as Critical Infrastructure Industry by Department of Homeland Security and as an Essential Service Provider by state governments. • Focused on: (1) keeping our people safe and healthy; (2) effectively servicing our customers. • Monitoring key indicators (service levels and volumes) daily to scale operations. • Over 85% of our revenues are from stable sources. • Ability to scale variable costs and discretionary capital expenditures. • Effective risk management programs established in key areas. • Robust cash flow generation from core operations. • Strong balance sheet and necessary capital liquidity to meet needs. • Seasoned and experienced management team, strong culture, and established Core Values. 4

Steps we have taken for business continuity Keeping our people safe and healthy. • Following CDC recommendations for social distancing; and increased cleaning of our facilities. • Established appropriate personal protective equipment (PPE) and safe practices for key roles. • Created internal resources, enhanced communication, and new policies/procedures. Established plans to provide continuity of operations for our customers. • Broad network of operations across the northeast and well-trained workforce gives flexibility. • Our Priority Response Team (drivers, mechanics, supervisors) is ready to deploy to any location to reduce potential service disruptions. Effectively transitioned key back-office functions to work-at-home. • Using technology to create a flexible workplace - protecting our employees and having redundancy for key functions. • Over 50% of our back-office teams working out of their homes – working to increase levels. Flexing variable costs and freezing discretionary capital expenditures. • Monitoring service levels and volumes to scale operations to changing market needs. • Ability to rebalance workforce and certain assets across lines-of-business. 5

Historically stable revenue sources

CYE 12/31/19 – Revenue Splits



Energy & Processing 1.4%
Disposal 24.5%
Recycling 5.8%
Organics 7.5%
Collection 50.1%
Customer Solutions 10.7%

CYE 12/31/19 – Collection Revenue Splits



Commercial collection 35.2%
Roll-off collection 25.3%
Residential collection 39.5%

Segments	% of Collection Revenues	% of Total Revenues	Comments
Residential collection	39.5%	19.8%	- Subscription residential ~75% of Residential collection revenues and municipal ~25% of segment. - Stable revenues; little negative exposure to COVID-19. Expect higher volumes from homes (higher costs). - Flexibility for new fees or pricing in Subscription.
Commercial collection	35.2%	17.6%	- Diversified customer base; majority of revenues in stable businesses or industries. -Experiencing service reductions with restaurants, non-essential retail and services.
Roll-off collection	25.3%	12.7%	- Industrial customers ~50% of Roll-off collection revenues and temporary construction ~50% of segment. - Large diversity of customers in Industrial services. - Experiencing slower spring ramp up for temporary roll-off segment as construction jobs are delayed due to COVID-19.
TOTAL Collection	**100.0%**	**50.1%**	**- To date, customers with roughly $1.2mm per month of collection revenues have suspended or reduced services due to COVID-19. If this reduction persists, we expect that this may result in a -4.0% annualized decline in Collection revenues or a -2.0% annualized decline in Total revenues.**
Transfer stations		12.0%	- Experiencing slightly lower volumes from COVID-19. This segment has lower decrementals than landfills because high variable cost on 3rd party transportation to landfills.
Landfills		12.5%	- To date, landfill tons are down roughly -5% on an annualized basis versus the due to COVID-19 (mainly lower C&D and commercial volumes).
Energy & processing		1.4%	- Mainly landfill-gas-to-energy; power prices down.
Recycling		5.8%	- Limited COVID-19 exposure. Roughly 90% of commodity price risk with customers (SRA and processing fees). Commodities still selling to end markets - could experience interuptions.
Organics		7.6%	- Biosolids transporation and disposal with municipal customers; limited COVID-19 exposure.
Customer Solutions		10.6%	- Industrial services ~26% of Customer Solutions' revenues and brokerage ~74% of segment.
TOTAL		**100.0%**	

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Balance sheet gives ample liquidity to meet needs

12/31/19 - Capitalization Table ($mm)

Cash	**$**	**3.5**
Revolver ($200mm, L+175bps, due 2023)		26.9
Term Loan A (L+175bps, due 2023)		350.0
Industrial Revenue Bonds (2.875% - 5.25%, due 2025 - 2044)		122.0
Notes Payable & Finance leases (weighted avg 3.5% - 5.0%)		23.8
Total Debt		**522.7**
Total Debt, Net of Unencumbered Cash (1)	**$**	**521.3**
Consolidated Bank EBITDA (LTM)	**$**	**169.9**
Total Debt, Net / Consolidated Bank EBITDA (2)		**3.07x**
Available liquidity:		
Revolver	$	200.0
Less: Revolver Drawn Amount		(26.9)
Less: LC's Outstanding		(24.5)
Revolver Availability	$	148.6
Cash		3.5
Available Liquidity (including Cash)	**$**	**152.1**

Consolidated Net Leverage Ratio (2)



5.42x
4.75x
4.22x
3.68x
3.62x
3.07x
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

Conservative capital structure – with adequate liquidity, covenant headroom, and no near-term maturities.

- Liquidity of $152.1mm at 12/31/19.
- Consolidated Net Leverage Ratio of 3.07x at 12/31/19. Maximum Consolidated Net Leverage Ratio covenant of 4.00x at 3/31/20.
- Next major debt maturity is Senior Secured Credit Facility in May 2023.
- Upgraded from 'B+' to 'BB-' by S&P on 2/25/19; and upgraded from 'B1' to 'Ba3' by Moody's on 6/24/19.
- Balance sheet in solid position for near-term cash flow needs and mid-term growth.

(1) As of 12/31/19, the Company had $1.4mm of unencumbered cash over $2.0mm.

(2) Defined as "*Consolidated Net Leverage Ratio*" in the our Credit Agreement dated as of 10/17/16 for 12/31/16, 12/31/17 and 12/31/18; Total Debt-to-EBITDA as defined as "*Consolidated Leverage Ratio*" in the our Loan & Security Agreement dated as of 2/27/15 ("ABL Revolver") for all other periods; see appendix for a reconciliation.

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Ability to flex variable costs and capital expenditures

	2019 Actuals Line Of Business	% Variable
Cost of Operations	Collection	62%
	Transfer Station & Transportation	51%
	Landfill	24%
	Energy & Processing	30%
	Solid Waste	**52%**
	Recycling	74%
	Organics	57%
	Customer Solutions	57%
	Total Company	**54%**

Ability to scale variable costs across LOBs.

- Collection: 3rd party hauling and disposal, labor, overtime, fuel, and maintenance.
- Transfer & transport: 3rd party hauling and disposal, taxes, host & royalty fees, fuel, and maintenance.
- Landfill: taxes, host & royalty fees, fuel, and maintenance.
- Recycling: 3rd party hauling, labor, & maintenance.
- Organics: 3rd party hauling and disposal.
- Customer Solutions: 3rd party hauling and disposal.

Cost categories scaling near-term.

- Overtime: $19.7mm (2.7% of revenues) in 2019.
- Variable G&A: $18.4mm (2.5% of revenues) in 2019; includes incentive comp, T&E, and other costs.

Freezing discretionary Capital Expenditures.

- ~9% of planned CapEx frozen tentatively until 6/30/20 (mainly facilities and development).

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Appendix 9

Reconciliation of Adjusted EBITDA

Non-GAAP Reconciliation of Adjusted EBITDA to Net (Loss) Income (1)

$ in 000's	12 months ended Dec. 31, 2014	12 months ended Dec. 31, 2015	12 months ended Dec. 31, 2016	12 months ended Dec. 31, 2017	12 months ended Dec. 31, 2018	12 months ended Dec. 31, 2019
Revenue	**$ 525,938**	**$ 546,500**	**$ 565,030**	**$ 599,309**	**$ 660,660**	**$ 743,290**
Net (loss) income	$ (29,136)	$ (11,781)	$ (6,858)	$ (21,799)	$ 6,420	$ 31,653
Provision (benefit) for income taxes	1,340	1,351	494	(15,253)	(384)	(1,874)
Other income	(1,177)	(1,119)	(1,090)	(935)	(745)	(1,439)
Loss on derivative instruments	575	227	-	-	-	-
Income from equity method investments	(90)	-	-	-	-	-
Loss on sale of equity method investment	221	-	-	-	-	-
Impairment of investments	2,320	2,099	-	-	1,069	-
Loss on debt extinguishment	-	999	13,747	517	7,352	-
Interest expense, net	38,082	40,090	38,652	24,887	26,021	24,735
Southbridge Landfill closure charge, net	-	-	-	65,183	8,054	2,709
Gain on settlement of acquisition related contingent consideration	(1,058)	-	-	-	-	-
Expense from acquisition activities and other items	24	-	-	176	1,872	2,687
Severance and reorganization costs	426	302	-	-	-	-
Environmental remediation charge	950	-	900	-	-	-
Development project charge	1,394	-	-	-	311	-
Divestiture transactions	6,902	(5,517)	-	-	-	-
Contract settlement charge	-	1,940	-	-	2,100	-
Withdrawal costs - multiemployer pension plan	-	-	-	-	-	3,591
Depreciation and amortization	61,206	62,704	61,856	62,102	70,508	79,790
Fiscal year-end transition costs	538	-	-	-	-	-
Proxy contest costs	-	1,902	-	-	-	-
Depletion of landfill operating lease obligations	10,725	9,428	9,295	9,646	9,724	7,711
Interest accretion on landfill and environmental remediation liabilities	3,606	3,449	3,606	4,482	5,708	6,976
Adjusted EBITDA	**$ 96,848**	**$ 106,074**	**$ 120,602**	**$ 129,006**	**$ 138,010**	**$ 156,539**
Solid Waste	385,617	407,694	416,054	437,130	496,832	564,687
Recycling	48,252	46,338	52,911	62,307	42,191	42,820
Other	92,069	92,468	96,065	99,872	121,637	135,783
Third party revenue	**$ 525,938**	**$ 546,500**	**$ 565,030**	**$ 599,309**	**$ 660,660**	**$ 743,290**
Adjusted EBITDA margins	**18.4%**	**19.4%**	**21.3%**	**21.5%**	**20.9%**	**21.1%**
Net (loss) income margins	**-5.5%**	**-2.2%**	**-1.2%**	**-3.6%**	**1.0%**	**4.3%**

(1) We present Adjusted EBITDA, a non-GAAP measure, because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of our results. Management uses Adjusted EBITDA to further understand our "core operating performance." We believe our "core operating performance" is helpful in understanding our ongoing performance in the ordinary course of operations. We believe that providing Adjusted EBITDA to investors, in addition to the corresponding income statement measures, affords investors the benefit of viewing our performance using the same financial metrics that the management team uses in making many key decisions and understanding how the core business and our results of operations have performed. We further believe that providing this information allows our investors greater transparency and a better understanding of our core financial performance. In addition, the instruments governing our indebtedness use EBITDA (with additional adjustments) to measure our compliance with covenants.

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Reconciliation of Consolidated Leverage Ratio

Reconciliation of Consolidated EBITDA (as defined by the applicable credit facility agreement) to Net Cash Provided by Operating Activities

$ in millions	12 months ended Dec. 31, 2014	12 months ended Dec. 31, 2015	12 months ended Dec. 31, 2016	12 months ended Dec. 31, 2017	12 months ended Dec. 31, 2018	12 months ended Dec. 31, 2019
Net Cash Provided By Operating Activities	**$ 62.2**	**$ 70.5**	**$ 80.4**	**$ 107.5**	**$ 120.8**	**$ 116.8**
Changes in assets and liabilities, net of effects of acquisitions and divestitures	(2.2)	(5.0)	9.4	4.6	5.4	28.7
Divestiture transactions	(6.9)	5.5	-	-	-	-
Gain (loss) on sale of property and equipment	0.5	0.1	0.6	(0.1)	0.5	0.9
Loss on sale of equity method investment	(0.2)	-	-	-	-	-
Loss on debt extinguishment	-	(1.0)	(13.7)	(0.5)	(7.4)	-
Non-cash expense from acquisition activities and other items	-	-	-	-	(0.8)	(0.1)
Stock based compensation and related severance expense, net of excess tax benefit	(2.3)	(2.9)	(3.4)	(6.4)	(8.4)	(7.2)
Development project charge	(1.4)	-	-	-	(0.3)	-
Impairment of investments	(2.3)	(2.1)	-	-	(1.1)	-
Operating lease right-of-use assets expense	-	-	-	-	-	(9.6)
Withdrawal costs - multiemployer pension plan	-	-	-	-	-	(2.2)
Loss on derivative instruments	(0.6)	(0.2)	-	-	-	-
Southbridge Landfill non-cash closure charge, net	-	-	-	(63.5)	(16.2)	(0.1)
Southbridge Landfill insurance recovery for investing activities	-	-	-	-	3.5	-
Interest expense, less amortization of debt issuance costs and discount on long-term debt	38.2	40.1	35.1	22.5	23.9	22.8
Provision (benefit) for income taxes, net of deferred taxes	0.2	0.6	(0.1)	0.3	(1.6)	(0.6)
Gain on settlement of acquisition related contingent consideration	1.1	-	-	-	-	-
Environmental remediation charge	-	-	(0.9)	-	-	-
EBITDA adjustment as allowed by the applicable credit facility agreement	7.5	(2.5)	-	-	-	-
Other adjustments as allowed by the applicable credit facility agreement	5.3	7.4	17.1	71.0	34.7	20.5
Minimum Consolidated EBITDA	**$ 99.0**	**$ 110.5**	**$ 124.5**	**$ 135.4**	**$ 153.0**	**$ 169.9**
Consolidated Funded Debt (Total Debt)	$ 537.0	$ 525.0	$ 525.6	$ 497.7	$ 555.2	$ 522.7
Consolidated Net Leverage Ratio (Total Debt-to-EBITDA)	**5.42**	**4.75**	**4.22**	**3.68**	**3.62**	**3.07**

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